UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.              )

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OFS Credit Company, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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OFS CREDIT COMPANY, INC.
10 South Wacker Drive, Suite 2500
Chicago, Illinois 60606
(847) 734-2000

July 10, 2019
To Our Stockholders:
You are cordially invited to attend the 2019 Annual Meeting of Stockholders of OFS Credit Company, Inc. to be held on Tuesday, August 20, 2019 at 10:00 a.m., local time, at 10 South Wacker Drive, 25th Floor, Chicago, Illinois 60606.
The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the 2019 Annual Meeting.
We are providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a notice instead of a paper copy of this Proxy Statement. The notice contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our materials, including this Proxy Statement, a form of proxy card or voting instruction card and our annual and semi-annual reports. We believe that this distribution process is more resource conscious and cost efficient.
Your vote is important. Regardless of whether you participate in the Annual Meeting, we hope you vote as soon as possible. You may vote by proxy online or by phone, or, if you receive paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Voting online, by phone, written proxy, or voting instruction card ensures your representation at the Annual Meeting.
Thank you for your ongoing support of, and continued interest in, OFS Credit Company, Inc.
Sincerely yours,
Bilal Rashid
Chairman of the Board of Directors, President and Chief Executive Offıcer

OFS CREDIT COMPANY, INC.
10 South Wacker Drive, Suite 2500
Chicago, Illinois 60606
(847) 734-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On August 20, 2019

To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders of OFS Credit Company, Inc., or the Annual Meeting, will be held on Tuesday, August 20, 2019 at 10:00 a.m., local time, at 10 South Wacker Drive, 25th Floor, Chicago, Illinois 60606. The purposes of the Annual Meeting are as follows:

1.	To elect one (1) member to our board of directors to serve as a Class I director, for a term of three years, or until his successor is elected and qualified;

2.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2019; and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
Instead of mailing a paper copy of our proxy materials to all of our stockholders, we are providing access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of the proxy statement. A copy of our Annual Report on Form N-CSR for fiscal year ended October 31, 2018 and a copy of our Semi-Annual Report on Form N-CSR for the six-month period ended April 30, 2019 were previously sent to stockholders and are available without charge, upon request to OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois, 60606, Attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000. We are mailing the Notice on or about July 10, 2019, and it contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including this proxy statement and a form of proxy card or voting instruction card. We have chosen to employ this distribution process to conserve natural resources and reduce the costs of printing and distributing our proxy materials.
Stockholders of record of our outstanding common stock and outstanding preferred stock at the close of business on Tuesday, June 25, 2019 are entitled to notice of, and to vote as a single class at, the Annual Meeting or any adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, during ordinary business hours, for a period of ten days prior to the Annual Meeting as well as at the Annual Meeting.
Your vote is important no matter how many shares you own. Whether you expect to attend the Annual Meeting or not, please vote your shares by using the Internet as described in the instructions included in the Notice, by calling the toll-free telephone number, or, if you received a paper copy of the proxy materials, by completing, signing, dating and returning your proxy card or voting instruction form. Your prompt response is necessary to ensure that your shares are represented at the Annual Meeting. You can change your vote and revoke your proxy at any time before the polls close at the Annual Meeting by following the procedures described in the accompanying proxy statement.
All stockholders are cordially invited to attend the Annual Meeting.
By Order of the Board of Directors,
Tod K. Reichert
Corporate Secretary
Chicago, Illinois
July 10, 2019

OFS CREDIT COMPANY, INC.
10 SOUTH WACKER DRIVE, SUITE 2500
CHICAGO, ILLINOIS 60606

PROXY STATEMENT

for the 2019 Annual Meeting of Stockholders
to be held on Tuesday, August 20, 2019
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of OFS Credit Company, Inc., also referred to in this proxy statement as the “Company,” “OFS Credit,” “we” or “us,” for use at our 2019 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Tuesday, August 20, 2019 at 10:00 a.m., local time, at 10 South Wacker Drive, 25th Floor, Chicago, Illinois 60606, and at any adjournment or postponement thereof. You may obtain directions to the location of the Annual Meeting by contacting Tod K. Reichert, Corporate Secretary, OFS Credit Company Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606; telephone: (847) 734-2000.
All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted for the election of the director nominee of our board of directors and for the ratification of our independent public accounting firm. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to our corporate secretary, by submission of a new, later-dated proxy or by appearing at the Annual Meeting and voting in person, See “ — Changing Your Vote; Revocation of Proxy” below.
It is anticipated that the Notice of Internet Availability of Proxy Materials will first be sent to stockholders on or about July 10, 2019. This proxy statement, including the accompanying form of proxy, collectively referred to as the Proxy Statement, will first be made available to stockholders on or about July 10, 2019 on www.proxyvote.com.
A copy of our Annual Report on Form N-CSR for the fiscal year ended October 31, 2018, or the Annual Report, and a copy of our Semi-Annual Report on Form N-CSR for the six-month period ended April 30, 2019, or the Semi-Annual Report, were previously sent to stockholders and will be furnished without charge to any stockholder upon written request to OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000. The Annual Report, Semi-Annual Report and Proxy Statement can each be accessed online at www.proxyvote.com.
Voting Securities
Stockholders of record (i.e., holders of shares of the Company’s outstanding common stock, par value $0.001 per share, or Common Stock, or outstanding preferred stock, par value $0.001 per share, or Preferred Stock) at the close of business on Tuesday, June 25, 2019 will be entitled to notice of, and to vote as a single class at, the Annual Meeting. On that date, 2,505,099 shares of our Common Stock were issued and outstanding and 852,660 shares of our Preferred Stock were issued and outstanding. Each share of Common Stock and Preferred Stock entitles the holder thereof to one vote with respect to all matters submitted to stockholders at the Annual Meeting. We have no other securities entitled to vote at the Annual Meeting. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.
Quorum and Vote Required
The presence in person or representation by proxy of the holders of a majority of the shares of capital stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus, have no effect on the outcome.
If you hold shares of Common Stock or Preferred Stock through a broker or nominee, you must follow voting instructions you receive from your broker or nominee. If you hold shares of Common Stock or Preferred Stock through a broker or nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. Please instruct your broker or nominee so your vote can be counted. In addition, shares held of record by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote, will be entitled to vote at the Annual Meeting and will be treated as shares present for quorum purposes.
The table below sets forth the quorum requirements and votes required for each of the proposals to be presented at the Annual Meeting:

Proposal	Description	Quorum Requirement	Vote Required	Broker Discretionary Voting Allowed
No. 1	Election of the Class I director.
The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, entitled to vote at the Annual Meeting.

The affirmative vote of the holders of a plurality of the shares of Common Stock and Preferred Stock, voting together as a single class, represented at the Annual Meeting, provided a quorum is present in person or by proxy.
Yes
No. 2	Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2019.
The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of Common Stock and Preferred Stock, voting together as single class, entitled to vote at the Annual Meeting.

The affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, represented at the Annual Meeting and voting on this proposal, provided a quorum is present in person or by proxy.
Yes

Election of Class I Director. The affirmative vote of a plurality of the shares of Common Stock and Preferred Stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting is required to elect the nominee as a Class I director. Stockholders may not cumulate their votes. If you vote “withhold authority” with respect to the nominee, your shares will not be voted. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal. Since brokers or nominees will have discretionary authority to vote shares in the absence of voting instructions from stockholders, we expect that there will be no broker non-votes.
Ratification of Our Independent Registered Public Accounting Firm. The affirmative vote of a majority in voting power of the outstanding shares of Common Stock and Preferred Stock present in person or represented by proxy at the Annual Meeting and voting on this proposal is required to approve this proposal. An abstention from voting on this proposal will have no effect on the outcome of this proposal. Since brokers or nominees will have discretionary authority to vote shares in the absence of voting instructions from stockholders, we expect that there will be no broker non-votes.
Voting Your Shares
If you are the record holder of your shares, you may vote in one of four ways. You may vote by submitting your proxy by telephone, over the Internet, by mail or you may vote in person at the Annual Meeting.
You may vote by telephone. You may vote your shares by following the “Vote by Phone” instructions set forth on the enclosed proxy card.
You may vote over the Internet. If you have Internet access, you may vote your shares from any location in the world by following the “Vote by Internet” instructions set forth on the enclosed proxy card.
You may vote by mail. You may vote by completing, dating and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-paid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote FOR the director nominee of our board of directors and FOR the ratification of our independent public accounting firm.
You may vote in person. If you attend the Annual Meeting and are a registered stockholder, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the Annual Meeting. If you hold your shares through a bank or broker, you must obtain a legal proxy from your bank or broker in order to vote at the Annual Meeting.
Changing Your Vote; Revocation of Proxy
Voting by telephone, over the Internet or execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. A proxy may be revoked before it is used to cast a vote. To revoke a proxy, a stockholder must:

•	file with our corporate secretary, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;

•	duly execute a later dated proxy relating to the same shares and deliver it to our corporate secretary before the taking of the vote; or

•	attend the Annual Meeting and vote in person.
Attendance at the Annual Meeting, if a stockholder does not vote at the Annual Meeting, will not be sufficient to revoke a proxy.
Any written notice of revocation or subsequent proxy should be sent to us at the following address: OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified in those proxies.
If the shares you own are held in your name and you do not specify on the proxy card how your shares are to be voted, they will be voted in favor of (i) the election of the director nominee named in this proxy statement and recommended by our board of directors, (ii) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm and (iii) in the discretion of the persons appointed as proxies, on any other items that may properly come before the Annual Meeting.
If the shares you own are held in “street name,” the bank or brokerage firm, as the record holder of your shares, is required to vote your shares in accordance with your instructions. To vote your shares held in “street name,” you will need to follow the directions provided to you by your bank or brokerage firm.
Information Regarding This Solicitation
The accompanying proxy is solicited by and on behalf of our board of directors, and we will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing the Notice of Internet Availability of Proxy Materials, this proxy statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card, and our Annual Report and Semi-Annual Report. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and/or facsimile transmission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS
The following table sets forth information regarding beneficial ownership of our Common Stock and Preferred Stock as of June 25, 2019 by:

•
each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock or Preferred Stock as of such date, based on currently available Schedules 13D and 13G filed with the U.S. Securities Exchange Commission, or the SEC;

•	each of our directors (which includes our nominee);

•	our officers; and

•	all of our directors and officers as a group.
The number of shares of Common Stock or Preferred Stock beneficially owned by each person or entity is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of our Common Stock and Preferred Stock. The information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their applicable shares, except to the extent authority is shared by spouses under state community property laws. The Company’s directors are divided into two groups — independent directors and interested directors. Interested directors are “interested persons” of OFS Credit Company, Inc. as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or the 1940 Act. Unless otherwise indicated, the address of all officers and directors is c/o OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. The inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.
There were, as of June 25, 2019, approximately 2 holders of record and 1,984 beneficial holders of our Common Stock and approximately 1 holder of record and 1,090 beneficial holders of our Preferred Stock.

Name and Address of Beneficial Owner	Total Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(1)	Dollar Range of Common Stock Beneficially Owned by Directors(2)(3)	Total Number of Shares of Preferred Stock Beneficially Owned	Percentage of Preferred Stock Beneficially Owned(1)	Dollar Range of Preferred Stock Beneficially Owned by Directors(2)(3)
Holders of more than 5% of our common stock:
Richard S. Ressler (4)	300,000	12.0%	N/A	0	N/A	N/A
Thomas J. Herzfeld Advisors, Inc. (5) 119 Washington Avenue, Suite 504 Miami Beach, FL 33139	261,837	10.5%	N/A	0	N/A	N/A
Holders of more than 5% of our preferred stock:
Karpus Management, Inc. (6) 193 Sully’s Trail Pittsford, NY 14534	0	N/A	N/A	152,000	17.8%	N/A
Independent Directors:
Kathleen M. Griggs	0	N/A	N/A	0	N/A	N/A
Robert J. Cresci (7)	0	N/A	N/A	0	N/A	N/A
Wolfgang Schubert (7)	0	N/A	N/A	0	N/A	N/A
Romita Shetty	0	N/A	N/A	0	N/A	N/A
Interested Directors:
Jeffrey A. Cerny (4)	82,500	3.3%	$100,001-$500,000	0	N/A	N/A
Bilal Rashid (4)	82,500	3.3%	$100,001-$500,000	0	N/A	N/A
Officers Who Are Not Directors:
Jeffery S. Owen	0	N/A	N/A	0	N/A	N/A
Tod K Reichert	5,000	*	N/A	0	N/A	N/A
Mukya S. Porter	0	N/A	N/A	0	N/A	N/A
All Directors and officers as a group (9 persons)	95,000	3.8%		0	N/A
* Represents less than one percent (1%).
(1)    Applicable percentage of ownership for each holder is based on 2,505,099 shares of Common Stock outstanding and 852,660 shares of Preferred Stock outstanding on June 25, 2019.
(2)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. None of the reported shares held by Jeffrey A. Cerny, Bilal Rashid and Tod K. Reichert are pledged as security.
(3)    The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our Common Stock as reported on The Nasdaq Capital Market on June 25, 2019, by the number of shares beneficially owned.
(4)    Information is based on a Schedule 13G filed with the SEC on October 10, 2018 by Richard S. Ressler, whose address is 4700 Wilshire Boulevard, Los Angeles, CA 90010. 75,000 shares of the (i) 300,000 shares owned by Richard S. Ressler and (ii) 82,500 shares owned by each of Messrs. Rashid and Cerny, are held by Orchard First Source Asset Management, LLC (“OFSAM”) and certain of its subsidiaries, which is owned by Messrs. Ressler, Rashid and Cerny and other officers of OFS Capital Management, LLC, the Company’s investment advisor (“OFS Advisor”). Messrs. Ressler, Rashid and Cerny purchased 225,000, 7,500 and 7,500, respectively, shares of our Common Stock in the initial public offering. OFSAM votes its shares of the Company’s Common Stock as determined by OFSAM’s executive committee, which is comprised of Messrs. Ressler, Rashid, Cerny and other officers of the Company’s investment advisor. Neither of Messrs. Rashid or Cerny is a beneficial owner of the Company’s Common Stock held by OFSAM for purposes of Section 13(d) of the Exchange Act. The shares held by OFSAM are pledged as security for a revolving credit facility.
(5)    Information is based on a Schedule 13G filed with the SEC on November 9, 2018 by Thomas J. Herzfeld Advisors, Inc.
(6)    Information is based on a Schedule 13G filed with the SEC on May 10, 2019 by Karpus Management, Inc. d/b/a Karpus Investment Management.
(7)    On May 23, 2019, the board of directors appointed Robert J. Cresci as a director to replace Wolfgang Schubert, who resigned from the board of directors as of May 23, 2019

PROPOSAL ONE
ELECTION OF DIRECTOR
Board Recommendation
Our board of directors recommends a vote “FOR” the election of Mr. Rashid as a Class I director.
We have three classes of directors, currently consisting of one Class I director, two Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually. Bilal Rashid is currently serving as the Class I director and his term expires in 2019. Robert J. Cresci and Romita Shetty are currently serving as Class II directors, whose terms expire in 2020. Kathleen M. Griggs and Jeffrey A. Cerny are currently serving as Class III directors, whose terms expire in 2021. The Class I director elected this year will serve as a member of our board of directors until the 2022 annual meeting of stockholders, or until his successor is elected and qualified.
The persons named in the enclosed proxy card will vote to elect Mr. Rashid as a Class I director unless you cast a vote “withhold authority” by marking the proxy card (whether executed by you or through the Internet or telephonic voting). Mr. Rashid currently serves on our board of directors, has indicated his willingness to continue to serve if elected and has consented to be named as a nominee. However, if the director nominee should be unable to serve, the shares of Common Stock and Preferred Stock represented by proxies may be voted for a substitute nominee designated by our board of directors. Our board of directors has no reason to believe that the nominee will be unable to serve if elected.
Summary of Nominee and Incumbent Directors
Director Nominee

Name	Age	Director Since	Term Expiring	Primary Occupation	Committee Memberships(1)	Other Public Company Boards
Bilal Rashid	48	2017	2019	Chairman of the Board, President and Chief Executive Officer of the Company	—	2
Incumbent Directors

Name	Age	Director Since	Term Expiring	Primary Occupation	Committee Memberships(1)	Other Public Company Boards
Robert J. Cresci*	75	2019	2020	Managing Director Pecks Management Partners Ltd.	A, C, N (chair)	6
Romita Shetty*†	53	2018	2020	Principal of DA Companies, parent of DA Capital LLC	A, C (chair), N	0
Kathleen M. Griggs*†	64	2018	2021	Managing Director of Griggs Consulting, LLC	A (chair), C, N	0
Jeffrey A. Cerny	56	2018	2021	Chief Financial Officer of the Company	—	1
*  Independent Director
† Preferred Stock Director
(1)    A = Audit Committee, C = Compensation Committee, N = Nominating and Corporate Governance Committee
Director Qualifications
In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the nominating and corporate governance committee applies the criteria attached to its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.
We believe that our directors and nominees have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics, including: leadership; management ability; financial experience; the ability to act with integrity and sound judgment; the capacity to demonstrate innovative thinking, consider strategic proposals, assist with the development of our strategic plan and oversee its implementation; the ability to oversee our risk management efforts; and the commitment to preparation for, and attendance at, board and committee meetings.
Our board of directors does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. We believe diversity is important because a variety of viewpoints contribute to an effective decision-making process.

Set forth below for each of our directors, including the Class I director nominee, is information as of July 1, 2019 with respect to each director’s (a) name and age, (b) positions and offices with us, (c) principal occupation and business experience during at least the past five years, (d) directorships, if any, of other publicly held companies held during the past five years and (e) the year such person became a member of our board of directors.
Following each director’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led our nominating and corporate governance committee and board of directors to determine that each individual should serve as a director.

Our Director Nominee
Interested Director				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(4)
Mr. Rashid is considered an interested person, as defined in the 1940 Act, due to his position as an officer of OFS Credit and Chief Executive Officer of OFSAM.
Class I director, nominee to be elected at the 2019 Annual Meeting of Stockholders (if elected, term to expire in 2022)
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Bilal Rashid	48	2017
Mr. Rashid has served as our Chairman of the board of directors since 2018 and President and Chief Executive Officer since 2017. He is also Chairman of the Board, President and Chief Executive Officer of Hancock Park Corporate Income, Inc. (“Hancock Park”), Chairman of the Board and Chief Executive Officer of OFS Capital Corporation (“OFS Capital”), President and a Senior Managing Director of Orchard First Source Capital, Inc. (“OFSC”) and OFS Advisor, Chief Executive Officer of OFSAM, and a member of OFSAM’s investment and executive committees. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 20 years of experience in investing as it relates to corporate credit and structured credit, debt capital markets and investment banking. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University.

Through his years of work in investment banking, capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that OFS Credit faces and which are critical to implementing our strategic goals and evaluating our operational performance.

				3

Our Current Directors				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(4)
Independent Directors
Mses. Griggs and Shetty and Mr. Cresci are considered independent for purposes of the 1940 Act.
Name	Age	Term of Office	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Kathleen M. Griggs(1)(2)(3)(5)	64	Director since 2018; term expires 2021
Ms. Griggs has been a managing director of Griggs Consulting, LLC, a consulting and advisory firm, since 2014. Prior to that, Ms. Griggs served as the Chief Financial Officer of j2 Global, Inc. from 2007 to 2014. Ms. Griggs also previously served as a Director, Audit Committee Chair and Governance Committee member for Chad Therapeutics, Inc. from 2001 to 2009. Ms. Griggs received a Bachelor of Science degree in Business Administration from the University of Redlands and a Master of Business Administration degree from the University of Southern California in Los Angeles. Ms. Griggs term as a Class III director will expire in 2021.

Ms. Griggs, the chair of our audit committee, brings to our board of directors years of accounting expertise. Her knowledge of accounting principles, financial reporting rules and regulations, the evaluation of financial results and the oversight of the financial reporting process makes her an asset to our board of directors.

				1
Romita Shetty(1)(2)(3)(5)	53	Director since 2018; term expires 2020
Ms. Shetty currently serves as a principal of DA Companies, parent of DA Capital LLC, a global investment manager specializing in credit and special situations. Ms. Shetty has 28 years of experience in fixed income and credit. At DA Capital she has focused on special situations, structured credit and private investments. She has also served in a management capacity as President of DA Capital Asia Pte Ltd. In 2007-2008 she ran the Global Special Opportunities group at Lehman Brothers which invested proprietary capital. Prior to that she co-ran North American structured equity and credit markets and the Global Alternative Investment product businesses at RBS from 2004 to 2006. Previously she worked at JP Morgan from 1997 to 2004 where she ran their Global Structured Credit Derivatives as well as Financial Institutions Solutions and CDO businesses. She started her career at Standard & Poor’s in 1990 where she worked on a wide variety of credit ratings including municipal bonds, financial institutions and asset-backed securities and managed a large part of their ABS ratings business. Ms. Shetty holds a BA (Honors) in History from St Stephens College, India and a Master of International Affairs from Columbia University. Ms. Shetty’s term as a Class II director will expire in 2020.

Ms. Shetty, the chair of our compensation committee, has vast experience in fixed income and credit management and expertise in the Company’s intended investments qualifies her for service on our Board. Ms. Shetty’s background has enabled her to cultivate an enhanced understanding of operations and strategy with an added layer of risk management experience that is an important aspect of the composition of our board of directors.

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Robert J. Cresci(1)(2)(3)	75	Director since 2019; term expires 2020
Mr. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. He currently serves on the boards of j2 Global, Inc., Luminex Corporation, CIM Commercial Trust Corporation, Presbia PLC, OFS Capital and Hancock Park. Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and an M.B.A. in Finance from the Columbia University Graduate School of Business. Mr. Cresci’s term as a Class II director will expire in 2020.

Mr. Cresci, the chair of our nominating and corporate governance committee, has broad experience in investment strategies, accounting issues and public company matters. His experience on the board of directors of other public companies and his insight on financial and operational issues are particularly valuable to our board of directors.

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Our Current Directors (Continued)				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(4)
Interested Director
Mr. Cerny is an interested person, as defined in the 1940 Act, due to his position as an officer of OFS Credit and as a Vice President of OFSAM.
Name	Age	Term of Office	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Jeffrey A. Cerny	56	Director since 2018; term expires 2021
Mr. Cerny has served as our Chief Financial Officer and Treasurer since 2018. Mr. Cerny also serves as the Chief Financial Officer and Treasurer of Hancock Park, a director, Chief Financial Officer and Treasurer of OFS Capital, a Senior Managing Director of OFSC and OFS Advisor, as a Vice President of OFSAM, as a member of OFSAM’s investment and executive committees and as a member of various OFSAM, and OFSAM affiliates, investment committees. Mr. Cerny oversees the finance and accounting functions of the aforementioned entities as well as underwriting, credit monitoring and CLO portfolio compliance for OFS Advisor’s syndicated senior loan business. Prior to joining OFSC in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law. Mr. Cerny’s term as a Class III Director will expire in 2021.

Mr. Cerny brings to our board of directors extensive accounting and financial experience and expertise. He is also an experienced investor, including lending, structuring and workouts which makes him an asset to our board of directors. The breadth of his background and experience enables Mr. Cerny to provide unique insight into our strategic process and into the management of our investment portfolio.

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(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.
(3) Member of the Nominating and Corporate Governance Committee.
(4) The "Fund Complex" includes the Company, Hancock Park and OFS Capital.
(5) Preferred Stock director.
No director or executive officer is related by blood, marriage or adoption to any other director or officer. No arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.
For information relating to shares of our Common Stock or Preferred Stock owned by each of our directors, see the disclosure set forth under the headings “Fiscal 2018 Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”
Required Vote
The director nominee shall be elected by a plurality of all the votes present in person or represented by proxy at a meeting of stockholders duly called and at which a quorum is present. Each share may be voted for the director nominee. Votes that are withheld will have no effect on the outcome of the vote on this proposal.

CORPORATE GOVERNANCE
General
We believe that good corporate governance is important to ensure that OFS Credit is managed for the long-term benefit of our stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies.
This section describes key corporate governance practices that we have adopted. Complete copies of our committee charters, code of business conduct and code of ethics are available in the “Corporate Governance” section of our website at www.ofscreditcompany.com. Alternatively, you may request a copy of any of these documents by writing to OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000.
Board Determination of Independence
Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Marketplace Rules provide that a director of an investment company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the past two years had, a material business or professional relationship with us.
Our board of directors has determined that none of Kathleen M. Griggs, Robert J. Cresci and Romita Shetty, who currently comprise our audit, compensation and nominating and corporate governance committees, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq Marketplace Rules.
In determining the independence of the directors listed above, our board of directors also considered each of the statutory requirements, polices and relationships discussed in “Related-Party Transactions and Certain Relationships” and “Review, Approval or Ratification of Transactions with Related Persons.”
Board Meetings and Attendance
Our board of directors met three times during the fiscal year ended October 31, 2018, or Fiscal 2018, either in person or by teleconference. During Fiscal 2018, each director attended at least 75% of the aggregate of the total number of board meetings and the total number of meetings held by all committees on which he or she then served.
Director Attendance at Annual Meetings of Stockholders
We priced our initial public offering in October 2018 and, thus, the 2019 Annual Meeting will be our first annual meeting of stockholders. All of our directors are expected to attend the 2019 Annual Meeting.

Board Leadership Structure; Independent Lead Director
Our board of directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
Our board of directors understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent directors consider the board’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the board.
Chairman and Chief Executive Officer
The board of directors currently combines the role of Chairman of the Board with the role of Chief Executive Officer, or CEO, coupled with a Lead Independent Director position to further strengthen the governance structure. Our board of directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy.
Moreover, the board of directors believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO.
Specifically:

•	Three of the five current directors of the Company are independent directors;

•	All of the members of the audit committee, compensation committee, and nominating and corporate governance committee are independent directors;

•	The board of directors and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Rashid and other members of management;

•	The board of directors and its committees regularly conduct meetings that specifically include Mr. Rashid; and

•
The board of directors and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.

Lead Independent Director
The board of directors has appointed a Lead Independent Director to provide an additional measure of balance, ensure the board’s independence, and enhance the board’s ability to fulfill its management oversight responsibilities. Kathleen M. Griggs currently serves as the Lead Independent Director. The Lead Independent Director:

•	Presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	Works with the Chairman of the Board in the preparation of the agenda for each board meeting and in determining the need for special meetings of the board;

•	Frequently consults with the Chairman and CEO about strategic policies;

•	Provides the Chairman and CEO with input regarding board meetings;

•	Serves as a liaison between the Chairman and CEO and the independent directors;

•	Consults with the Chairman and CEO on matters relating to corporate governance and board performance; and

•	Otherwise assumes such responsibilities as may be assigned to her by the independent directors.
While we currently do not have a policy mandating an independent lead director, the board believes that at this time, having an independent director fulfill the lead director role is the right approach for the Company. Having a combined Chairman and CEO, coupled with a substantial majority of independent, experienced directors who evaluate the board and themselves at least annually, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.
Board Meetings and Committees
Our board of directors has established three standing committees — audit, compensation and nominating and corporate governance. Our audit, compensation and nominating and corporate governance committees each operate under a charter that has been approved by our board of directors. Current copies of the audit, compensation and nominating and corporate governance committee charters are posted in the Corporate Governance section of our website located at www.ofscreditcompany.com.
Our board of directors has determined that all of the members of each of the board of directors’ standing committees are independent as defined under the rules of The Nasdaq Stock Market, LLC including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.
Audit Committee
During Fiscal 2018, the audit committee consisted of Kathleen M. Griggs, Wolfgang Schubert and Romita Shetty. In May of 2019, Mr. Schubert resigned from the board of directors and was replaced by Robert J. Cresci. Ms. Griggs chaired the audit committee during Fiscal 2018 and continues to do so currently. The audit committee held one meeting in Fiscal 2018. Mses. Griggs and Shetty and Mr. Cresci will serve on the audit committee in 2019. No member of the audit committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;

•	reviewing and discussing with management our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting and disclosure controls and procedures;

•	discussing our risk management processes and procedures, as discussed below under the heading “Board of Directors Role in Risk Oversight”;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules (which is included on page 19 of this proxy statement).
Our board of directors has determined that each of Ms. Griggs and Mr. Cresci is an “audit committee financial expert” as defined by applicable SEC rules.
Compensation Committee
During Fiscal 2018, the compensation committee consisted of Mses. Griggs and Shetty and Mr. Schubert. In May of 2019, Mr. Schubert resigned from the board of directors and was replaced by Mr. Cresci. Ms. Shetty chaired the compensation committee during Fiscal 2018 and continues to do so currently. The compensation committee held one meeting in Fiscal 2018. Mses. Shetty and Griggs and Mr. Cresci will serve on the compensation committee in 2019. No member of the compensation committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our compensation committee’s responsibilities include:

•
reviewing and approving the reimbursement by the Company of the compensation of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Chief Compliance Officer; and

•
reviewing and recommending for approval by the board of directors the compensation, if any, paid to directors that are not “interested persons” of the Company as such term is defined in Section 2(a)(19) of the 1940 Act.

Currently none of the Company’s executive officers are directly compensated by the Company. However, the Company reimburses its administrator for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under an administration agreement, including an allocable share of the compensation of certain of the Company’s executive officers with finance and compliance responsibilities.
Nominating and Corporate Governance Committee
During Fiscal 2018, our nominating and corporate governance committee consisted of Mr. Schubert and Mses. Griggs and Shetty. In May of 2019, Mr. Schubert resigned from the board of directors and was replaced by Mr. Cresci. Mr. Cresci will chair the nominating and corporate governance committee in 2019. The nominating and corporate governance committee did not hold a meeting in Fiscal 2018. Mr. Cresci and Mses. Griggs and Shetty will serve on the nominating and corporate governance committee in 2019. No member of the nominating and corporate governance committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our nominating and corporate governance committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	reviewing and making recommendations to the board of directors with respect to management succession planning; and

•	overseeing an annual evaluation of the board of directors.
The processes and procedures followed by our nominating and corporate governance committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process, Including Diversity Considerations.”

Board of Directors Role in Risk Oversight
Our management team has the primary responsibility for risk management and must develop appropriate processes and procedures to identify, manage and mitigate risks. Our board, through its oversight role, supervises our risk management activities to ensure that the risk management processes designed and implemented by our executives are adapted to, and integrated with, the board’s corporate strategy, designed to support the achievement of organizational objectives, functioning as directed and that necessary steps are taken to foster a culture of risk-adjusted decision-making throughout the enterprise.
A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full board of directors in setting our business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for us. Through dedicated sessions focusing entirely on corporate strategy, the full board reviews in detail the company’s short- and long-term strategies, including consideration of significant risks facing the Company and their potential impact.
Our board performs its risk oversight function primarily through: (i) its standing committees, which report to the entire board and are comprised solely of independent directors; and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. For example, management of cybersecurity risks is the responsibility of the full board. Oversight of other risks is delegated to specific committees.
Oversight of our investment activities extends to oversight of the risk management processes employed by OFS Advisor as part of its day-to-day management of our investment activities. The board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of OFS Advisor, as necessary, and periodically requesting the production of risk management reports or presentations. The goal of the board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that our approach to risk oversight, as described above, optimizes our ability to assess inter-relationships among the various risks, make informed cost-benefit decisions and approach emerging risks in a proactive manner for the Company. We also believe that our risk structure complements our current board leadership structure, as it allows our independent directors, through the three fully independent board committees and otherwise, to exercise oversight of the actions of management in identifying risks and implementing risk management policies and controls. We believe that the role of our board in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a regulated closed-end fund. As a regulated closed-end fund, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in floating rate credit instruments and other structured credit positions in which one of our affiliates currently has an investment.
Director Nomination Process, Including Diversity Considerations
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and other members of the board of directors, as applicable.
In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the nominating and corporate governance committee applies the criteria included in its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.
We believe that our directors and nominee have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics, including: leadership; management ability; financial experience; the ability to act with integrity and sound judgment; the capacity to demonstrate innovative thinking, consider strategic proposals, assist with the development of our strategic plan and oversee its implementation; the ability to oversee our risk management efforts; and the commitment to preparation for, and attendance at, board and committee meetings.

Our board of directors does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. We believe diversity is important because a variety of viewpoints contribute to an effective decision-making process.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, to the nominating and corporate governance committee, c/o Tod K. Reichert, Corporate Secretary, OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth under Article II, Section 2.11, “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” in our bylaws and that are described in this proxy statement under the heading “Submission of Stockholder Proposals.”
At the Annual Meeting, stockholders will be asked to consider the election of one interested director, Bilal Rashid, who is standing for re-election.
Executive Sessions and Communicating with the Board of Directors
The independent directors serving on our board of directors intend to meet in executive sessions at the conclusion of regularly scheduled meetings of the board of directors, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of our board of directors will be presided over by Ms. Griggs, the Company’s Lead Independent Director.
Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board (if an independent director), or the lead director (if one is appointed), or otherwise the chairperson of the nominating and corporate governance committee, with advice and assistance from the general counsel and chief compliance officer and, if requested, outside legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies of summaries of such communications to the other directors as he or she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
Stockholders who wish to send communications on any topic to the board of directors should address such communications to the board of directors, c/o Tod K. Reichert, Corporate Secretary, OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.
Related-Party Transactions and Certain Relationships
We have entered into agreements with OFS Advisor and its affiliates in which certain members of our senior management have ownership and financial interests.
Investment Advisory and Management Agreement
We have entered into an Investment Advisory and Management Agreement with OFS Advisor and will pay OFS Advisor a base management fee and incentive fee. The incentive fee will be computed and paid on income that we may not yet have received in cash. This fee structure may create an incentive for OFS Advisor to invest in certain types of securities. Additionally, we rely on investment professionals from OFS Advisor to assist our board of directors with the valuation of our portfolio investments. OFS Advisor’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of OFS Advisor are involved in the valuation process for our portfolio investments. In addition, the incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to cause us to make more speculative investments or increase our debt outstanding more than would be the case in the absence of such compensation arrangement. The base management fee that we paid to OFS Advisor was $248,031 for the six-month period ended April 30, 2019. The incentive fee that we paid to OFS Advisor was $472,523 for the six-month period ended April 30, 2019.

License Agreement
We have entered into a license agreement with OFSAM under which OFSAM grants us a non-exclusive, royalty-free license to use the name “OFS.”
Administration Agreement
We have entered into an Administration Agreement, pursuant to which OFS Capital Services, LLC (“OFS Services”) furnishes us with office facilities, equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. Administration fee expense was $311,201 for the six-month period ended April 30, 2019.
Staffing Agreements
OFS Advisor is an affiliate of OFSC, with which it has entered into a Staffing and Corporate Services Agreement (the “Staffing Agreement”). Under this agreement, OFSC makes available to OFS Advisor experienced investment professionals and access to the senior investment personnel and other resources of OFSC and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by the professionals of OFSC and its affiliates and commits the members of the Advisor Investment Committees (discussed below) to serve in that capacity. OFS Advisor capitalizes on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFSC’s investment professionals.
OFSC also has entered into a Staffing and Corporate Services Agreement with OFS Services. Under this agreement, OFS Services makes available to OFSC the administrative resources of OFS Services.
Investment Committees, Investment Allocation and Transactions with Certain Affiliates
OFS Advisor and its affiliates manage other assets and funds, and may manage other entities in the future, including business development companies (“BDC(s)”), and these other funds and entities may have similar or overlapping investment strategies. OFS Advisor’s Pre-Allocation Investment Committee, Middle Market Investment Committee, CLO Investment Committee and Structured Credit Investment Committee, (the “Structured Credit Investment Committee”, and collectively, the “Advisor Investment Committees”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients. The Structured Credit Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Bilal Rashid, Glen Ostrander and Kenneth A. Brown, is responsible for the evaluation and approval of all the investments made by us directly or through our wholly-owned subsidiaries, as appropriate. The Structured Credit Investment Committee also determines appropriate investment sizing and implement ongoing monitoring requirements of our investments.
Our senior management, members of the Advisor Investment Committees, members of the Structured Credit Investment Committee and other investment professionals from OFSAM or its other affiliates are serving or may serve as officers, directors or principals of (i) entities that operate in the same or a related line of business as we do, (ii) entities in which we invest or in which we are considering making an investment or (iii) investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Through these and other relationships, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of a company under the policies of the Company or applicable law.
Similarly, OFS Advisor and/or its affiliates have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. An investment opportunity that is suitable for multiple clients of OFS Advisor and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that OFS Advisor’s or its affiliates’ efforts to allocate any particular investment opportunity fairly and equitably among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by OFS Advisor and its affiliates or by members of our investment committees.
We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which we and one or more of our affiliates are engaging together in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of our independent directors. Additionally, without the approval of the SEC, we are prohibited from engaging in purchases or sales of assets or joint transactions with the following affiliated persons: (a) our officers, directors, and employees; (b) OFS Advisor and its affiliates; and (c) OFSAM or its affiliates.
We may, however, invest alongside OFSAM and its affiliates or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that OFS Advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit us to invest in any issuer in which OFSAM and its affiliates or a fund managed by OFSAM or its affiliates has previously invested.
On October 12, 2016, OFS Advisor and certain funds that it manages received exemptive relief from the SEC, which we are able to rely on, that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor or investment advisers controlling, controlled by, or under common control with OFS Advisor in a manner consistent with such regulated funds’ investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the Order. Pursuant to the Order, we are generally permitted to co-invest with such funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
OFS Advisor will seek to allocate investment opportunities among us and other eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	the status of tax restrictions and tests and other regulatory restrictions and tests;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available capital for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.
In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.
When not relying on the Order, priority as to opportunities will generally be given to accounts that are in their “ramp-up” period over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.

Code of Business Conduct
We have adopted a Code of Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to our Chief Compliance Officer, Mukya S. Porter, at OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Company’s Code of Business Conduct is also available on our website at www.ofscreditcompany.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq Capital Market listing standards concerning any amendments to, or waivers from, any provision of the code.
Review, Approval or Ratification of Transactions with Related Persons
The audit committee of our board is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).
Corporate Governance Documents
We maintain a corporate governance webpage at the "Corporate Governance" link under the "Investor Relations" link at www.ofscreditcompany.com.
Our Code of Business Conduct and board committee charters are available at our corporate governance webpage at www.ofscreditcompany.com and are also available to any stockholder who requests them by writing to OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, attention: Tod K. Reichert, Corporate Secretary.
Annual Evaluation
Our directors perform an evaluation, at least annually, of the effectiveness of the board and its committees. This evaluation includes an annual questionnaire and board committee discussion.
Compensation of Officers
None of our officers receives direct compensation from us. Mr. Rashid, our President and Chief Executive Officer, Mr. Cerny, our Chief Financial Officer, Mr. Owen, our Chief Accounting Officer, and Ms. Porter, our Chief Compliance Officer, are paid by OFSC, subject to reimbursement by us, pursuant to the Administration Agreement, for an allocable portion of such compensation for services rendered by such persons to us. To the extent that OFS Services outsources any of its functions under the Administration Agreement to OFSC under the Staffing Agreement, we will pay the fees associated with such functions on a direct basis without profit to OFS Services.

Our Officers
The following table sets forth the names, ages and positions of our current officers as of July 1, 2019:

Name	Age	Position	Held Position Since
Bilal Rashid	48	Chairman, President and Chief Executive Officer	2017
Jeffrey A. Cerny	56	Chief Financial Officer and Treasurer	2018
Jeffery S. Owen(1)	54	Chief Accounting Officer	2018
Mukya S. Porter(2)	44	Chief Compliance Officer	2018
Tod K. Reichert(3)	57	Corporate Secretary	2018

(1)
Jeffery S. Owen currently serves as the Chief Accounting Officer of OFS Credit, Hancock Park and OFS Capital. Mr. Owen also serves as the Chief Accounting Officer, Controller and Treasurer of OFSC and OFS Advisor. Mr. Owen has over 25 years of experience in public and private accounting. Prior to joining OFSC in November of 2015, Mr. Owen served as Senior Vice President of Corporate Accounting for Northern Trust Corporation. Before joining Northern Trust Corporation in 2010, he held various positions at Aon Corporation, Web Street, Inc., CNA Financial Corporation, and Ernst & Young LLP, an international public accounting firm. Mr. Owen holds a Bachelor of Accountancy from the University of Oklahoma and a Masters of Business Administration from The University of Chicago Graduate School of Business. Mr. Owen is also a Certified Public Accountant and a CFA charterholder.

(2)
Mukya S. Porter currently serves as the Chief Compliance Officer of OFS Credit, Hancock Park, OFS Capital, OFSC and OFS Advisor, in which capacity she oversees the compliance and risk management functions. Ms. Porter has over 10 years of experience advising investment advisers, investment banks and other financial institutions. Prior to joining OFSC, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, an alternative investment adviser, from 2012 to 2016, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company (“PIMCO”) from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.

(3)
Tod K. Reichert currently serves as Corporate Secretary of OFS Credit, Hancock Park and OFS Capital and as Managing Director, Legal and Administration and General Counsel of OFS Advisor, in which capacity he oversees the legal and administration functions of the firm. Mr. Reichert has over 20 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFS Advisor, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (NASDAQ: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the board of directors and senior management team, while serving as a member of the MCG credit committee and SBIC investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina.

FISCAL 2018 DIRECTOR COMPENSATION
The following table sets forth the compensation paid to our directors for the year ended October 31, 2018:

Name	Fees Earned or Paid in Cash(3) ($)	Stock Awards ($)	Total Compensation from OFS Credit ($)	Total Compensation from Fund Complex(4) ($)
Kathleen M. Griggs	3,548	—	3,548	3,548
Romita Shetty	3,548	—	3,548	3,548
Wolfgang Schubert(1)	3,548	—	3,548	3,548
Bilal Rashid(2)	—	—	—	—
Jeffrey A. Cerny(2)	—	—	—	—

(1)	Wolfgang Schubert resigned from the board of directors in May 2019 and was replaced by Robert J. Cresci.

(2)	No compensation is paid to directors who are “interested persons.”

(3)
Each independent director receives an annual fee of $50,000. In addition, the chairman of each committee receives an annual fee of $10,000 for his or her additional services in this capacity. The annual fee that each independent director receives will increase to $75,000 when the Company's net asset value reaches $125.0 million. We will also reimburse our independent directors for reasonable out-of-pocket expenses incurred in attending our Board and committee meetings. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

(4)	The “Fund Complex” includes the Company, OFS Capital and Hancock Park.

PROPOSAL TWO
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board Recommendation
Our board of directors recommends a vote “FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2019.
The audit committee of our board of directors has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2019. If this proposal is not approved at the Annual Meeting, our board of directors will reconsider its appointment of KPMG LLP. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.
KPMG LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our subsidiaries.
Auditors’ Fees
The following table summarizes the fees of KPMG LLP, the Company's independent registered public accounting firm, billed for our fiscal year ended October 31, 2018:

Fee Category	Fiscal Year Ended October 31, 2018 ($)
Audit Fees(1)	$120,000
Audit-Related Fees(2)	—
Tax Fees(3)	$15,000
All Other Fees(4)	—
Total Fees(5)(6)	$135,000

(1)
Audit fees include fees for professional services that generally only the independent accountant can provide. In addition to fees, including out-of-pocket expenses, for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting, and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC. Audit fees for Fiscal 2018 include $85,000 borne by the Company, and $35,000 paid by OFS Advisor related to services rendered prior to our initial public offering.

(2)
Audit-related services consist of fees billed, including out-of-pocket expenses, for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees billed, including out-of-pocket expenses, for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4)	Fees for other services would include fees for products and services other than the services reported above.

(5)	All fees set forth above were approved by our audit committee.

(6)
During fiscal year ended October 31, 2018, the independent accountant did not bill fees for non-audit related services to the Company, OFS Advisor or any entity controlling, controlled by, or under common control with OFS Advisor that provides ongoing services to the Company.

Pre-Approval Policies and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the audit committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the audit committee. However, in urgent cases, the audit committee chair may pre-approve audit and non-audit services (other than prohibited non-audit services), provided that the audit committee chair reports any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.
The audit committee has determined that the rendering of the services other than audit services currently being provided by KPMG LLP is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Committee Report
The audit committee has reviewed the Company’s audited financial statements for the period from October 10 (commencement of operations) through October 31, 2018 and has discussed these financial statements with the Company’s management and the Company’s independent registered public accounting firm (“KPMG”). Management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. KPMG is responsible for conducting an independent audit of the Company’s annual financial statements in accordance with generally accepted auditing standards and issuing a report on the results of their audit. The audit committee is responsible for providing independent, objective oversight of these processes.
The audit committee has discussed with KPMG the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.
KPMG also provided the audit committee with written disclosures and a letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communication with the audit committee concerning independence and has discussed with the audit committee their independence.
Based on the review and discussions referred to above, the audit committee recommended to the Company’s board of directors that the audited financial statements be included in the Company’s October 31, 2018, Annual Report.

By the Audit Committee of the Board of Directors of OFS Credit Company, Inc.:
Kathleen M. Griggs, Chair
Robert J. Cresci
Romita Shetty

Required Vote
The affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, represented at the Annual Meeting and voting on this proposal in person or by proxy is required to ratify the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the result of the vote.
SUBMISSION OF STOCKHOLDERS PROPOSALS
In order to be included in the proxy materials for our 2020 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, stockholders’ proposals must be received by us at our principal executive offices no later than March 12, 2020.
Stockholder proposals or director nominations to be presented at the 2020 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the Rule 14a-8 under the Exchange Act, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days in advance of the one year anniversary of the previous year’s annual meeting of stockholders. For the Company’s 2020 annual meeting of stockholders, the Company must receive such proposals and nominations no later than May 22, 2020. If the date of the annual meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which the date of the 2020 annual meeting of stockholders is first publicly announced or disclosed. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.
Pursuant to the Company’s bylaws, for a director nomination or other business to be considered for the next annual meeting of stockholders, notice must be provided in writing and delivered to the Corporate Secretary of the Company at the Company’s principal executive office by May 22, 2020 but not before April 22, 2020. Notices of intention to present proposals at the 2020 annual meeting of stockholders should be addressed to Tod K. Reichert, our Corporate Secretary, OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000. In the future, if you want to receive separate copies of the proxy statement or annual report to stockholders, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
OTHER MATTERS
Our board of directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
GENERAL
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT OF FORM N-CSR FOR THE FISCAL YEAR ENDED OCTOBER 31, 2019 OR OUR SEMI-ANNUAL REPORT ON FORM N-CSR FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2019, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON JUNE 25, 2019, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO TOD K. REICHERT, CORPORATE SECRETARY, OFS CREDIT COMPANY, INC., 10 SOUTH WACKER DRIVE, SUITE 2500, CHICAGO, ILLINOIS 60606. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.
PLEASE VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE AS PROVIDED IN THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD, OR COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
By Order of the Board of Directors,
Tod K. Reichert
Corporate Secretary
Chicago, Illinois
July 10, 2019

OFS CREDIT COMPANY, INC.
PRIVACY NOTICE
Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to non-public personal information about our stockholders and prospective and former stockholders. These policies apply to stockholders in our Company and may be changed at any time, provided a notice of such change is given to you.
You may provide us with personal information, such as your name, address, e-mail address, social security and/or tax identification number, assets and/or income information: (i) in a trading confirmation or other related account or transaction documentation; (ii) in correspondence and conversations with us and our representatives; and (iii) through transactions in the Company.
We do not disclose any of this non-public personal information about our stockholders, or prospective or former stockholders to anyone, other than to our affiliates, such as our investment adviser, and to certain service providers such as our accountants, attorneys, auditors and brokers in each case, only as necessary to facilitate the acceptance and management of your investment or account and our relationship with you, and to regulators and otherwise as permitted by applicable law. We will comply with all federal and state laws regarding the protection of consumer information.
We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation. For example, it may be necessary, under anti-money laundering and similar laws, to disclose information about stockholders in order to accept investments from and provide reports to them.
We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We also maintain physical, electronic and procedural safeguards to protect your non-public personal information.
If you have any questions regarding this policy or the treatment of your non-public personal information, please contact Mukya Porter, our Chief Compliance Officer at (323) 860-7421.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report on Form N-CSR and Semi-Annual Report on Form N-CSR are available at www.proxyvote.com.

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
OFS CREDIT COMPANY, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 20, 2019
PROXY FOR SHARES OF COMMON STOCK AND PREFERRED STOCK

The undersigned, revoking all prior proxies, hereby appoints Jeffery S. Owen and Tod K. Reichert, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all shares of Common Stock or Preferred Stock, as applicable, of OFS Credit Company, Inc. held of record by the undersigned on June 25, 2019 at the Annual Meeting of Stockholders to be held on August 20, 2019 at 10:00 a.m., local time, at 10 South Wacker Drive, 25th Floor, Chicago, Illinois 60606, and any adjournments or postponements thereof. The undersigned hereby directs Messrs. Owen and Reichert to vote in accordance with their best judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE OF OUR BOARD OF DIRECTORS UNDER PROPOSAL 1, FOR PROPOSAL 2 AND, IN THE DISCRETION OF MESSRS. OWEN AND REICHERT, ON ANY OTHER ITEMS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ATTENDANCE OF THE UNDERSIGNED AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING.

(Continued and to be signed on the reverse side)

OFS CREDIT COMPANY, INC. 10 SOUTH WACKER DRIVE SUITE 2500 CHICAGO, IL 60606
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

OFS CREDIT COMPANY, INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE LISTED DIRECTOR NOMINEE AND FOR PROPOSAL 2.

Election of Director
1. The election of the following person (except as marked to the contrary) who will serve as a Class I director of OFS Credit Company, Inc. until 2022, or until his successor is elected and qualified.	FOR NOMINEE ☐	WITHHOLD FROM NOMINEE ☐
Nominee: Class I Director
1a. Bilal Rashid

2. The ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending October 31, 2019.			FOR ☐	AGAINST ☐	ABSTAIN ☐

Note: To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Please indicate if you plan to attend this meeting	YES ☐	NO ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.
Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date